GMX RESOURCES INC.

Capital One®

southcoast, inc

MEMBER NASD/SIPC

A wholly owned subsidiary of Capital One Financial Corporation

www.gmxresources.com www.gmxresources.com The date of these presentation materials is November 29, 2006 12/4/06 Capital One Conference GMXR NASDAQ Global Market Exhibit 99.1

Certain Reserve Information
Forward Looking Statements
This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. They include statements regarding the company’s financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the company’s properties and potential reserve and production levels. These statements are based on certain assumptions and analysis made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the company’s properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the company’s ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond the control of the company. Reference is made to the company’s reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks. For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements.
Drilling Schedule Statement
The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.
The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or
“upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the
SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.
Information referenced from research reports has been prepared by independent third parties and not the Company.  By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.
Research Reports

Drilling Horizontals in Cotton Valley Gas Resource Play, Sabine Uplift;
North Carthage Field; East Texas Panola & Harrison Counties; Cotton Valley Sands & Gas Shales, Travis Peak
(Hosston) Sands and Pettit Sands & Limes
Rapidly Growing Small Cap E&P Co.
High Quality Unconventional Resources
Cotton Valley Tight Gas Sands
‘Bossier’ Gas Shale
Multiple Targets
Repeatable Organic Growth
713 gross / 413 net CV Locations-
(1)
112 gross / 58 net CV Wells  12% Drilled!
Development:  5 Yrs. 40 A. & 11 Yrs. 20 A.
(1) YE06 locations 40 acre density total; includes unit leasing & unitization
Map by Geomap Company, reprinted with permission
CVS
Glen Rose
Pettit
Travis Peak
CV LM Haynesville

Long Life, Low Risk, Low Decline for Decades
100% Development Success
112 GMXR
CV Wells
50 Year Lives
Repeatable Production Growth Potential
140% Increase 3Q06 vs. 3Q05
78% Increase 4Q06 vs. 4Q05
100% Production Increase YE06 vs. YE05
(3)
Gas Recovery Per Layer Per 640 Acres
(5)
UCV:  Gas in Place        per 640 Acres 60 BCFE
Gas Recoverable per 640 Acres 42 BCFE (e70%)
LCV:  Gas in Place        per 640 Acres 100 BCFE
Gas Recoverable per 640 Acres     8 BCFE (e8%)
Strong Reserve and NAV Growth Potential
162 BCFE YE05 ‘1P’
(4)
153% Increase
(1)
247 – 320 BCFE YE06 ‘1P’
(4)
Analyst Guidance 50% - 100% Increase
959 BCFE 3P06 Total Reserves
(1) (2)
Resource Play Investment Characteristics
(1)
Based on Sproule reserves 12/31/05.
(2)
3P - Proved, Probable & Possible Reserves, Internal company estimates of unproved reserves
(3)
Company Guidance
(4)
1P – Proved Reserves; Ferris, Baker Watts, Inc. 4/7/06 - 320 BCFE, First Albany Capital 8/25/06 – YE06 286 BCFE YE07 422 BCFE, Capital One Southcoast, Inc.
4/7/06 -270 BCFE; A.G. Edwards & Sons, Inc. 4/17/06 - 256 BCFE; Pickering Energy Partners, Inc. 8/22/06 - 252 BCFE, Sidoti & Company, LLC 6/25/06 - 247
BCFE.
(5)
Internal estimates, work in progress
0
0.5
1
1.5
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06e
Production Growth / Qtr. Production Growth / Qtr.

GMX RESOURCES INC.
GMXR
NASDAQ GM
Capital One

0
15,276
FEET
Caspiana
Elm Grove
100%
JV 50%

JV 30% JV 30%
Gladewater /
Glenwood / White
Oak/ Willow
Springs
738 CV BCFE
891 Other BCFE
Woodlawn
160 CV BCFE
399 Other BCFE
Waskom
323 CV BCFE
921 Other BCFE
Oak Hill
1,277 CV BCFE
12 Other BCFE
Bethany / Elysian
465CV BCFE
1,532 Other BCFE
Carthage / Beckville /
Briggs
4,139 CV BCFE
6,769 Other BCFE
Tatum / Blocker
374 CV BCFE
153 Other BCFE
O
v
e
r
t
o
n
Texas Counties: Harrison, Panola, Gregg, Rusk, Caddo
Parish, LA:   7,859 CV Wells; 1,463 Permitted Wells.
Prod Cum 8,586 CV BCFE as of June 2006.
Not shown:  48,651 Other Wells with 25,597 BCFE.
Production data from IHS Dwights, June 2006.
CV Well  - CV Depths
8,500’ – 12,000’
2006
Permitted
Wells
GMXR / PVA
JV Acreage
GMXR
100% Acreage
“Hole in the Donut”
CVS Producers & Field Production

2007 Drilling Plans
North Carthage GMXR / PVA Joint Venture
(1)
Map as of  November 2006.  CV wells only.  Wells < 8100’ omitted.
JV 30% Area -
GMXR
30% WI
Vertical Program
•Drill 32 gross / 10 net
Vertical UCV Wells
•Drill 2 gross/.6 net
Horizontal UCV&LCV
Horizontal Potential
•
Drill 18 gross / 5.4 net
Vertical UCV
•
Drill 12 gross / 3.6 net
H UCV & LCV
(1) Company internal estimates;
Schedule dependant upon rig efficiency.
Number of wells to be drilled in all areas
are estimated.  Net ownership of wells
will increase by leasing & unitization.
(2) Remaining YE06 CV Undrilled
Locations on 40 acre density.
GMXR
100% Area - 100% WI
Vertical Program
•Drill
40 gross & net Vertical UCV Wells
•Drill 4 Travis Peak Twins
Horizontal Potential
• Drill 4 Travis Peak Twins
• Drill 10 net Vertical UCV Wells
• Drill 20 Horizontal UCV & LCV
JV 50% Area –
GMXR
50% WI
Vertical Program
• •
Drill 50 gross / 25 net
Drill 50 gross / 25 net
Vertical UCV Wells
•
Drill 2 gross/1 net
Drill 2 gross/1 net
Horizontal UCV&LCV
Horizontal Potential
•
Drill 24 gross/12 n
Drill 24 gross/12 n
Horizontal UCV&LCV
JV 30% Area -
GMXR
30% WI
•
Drill 34 gross / 10 net
Vertical CV Wells
• 1 gross / .3 net Horizontal LWR Bossier
•
9,990 gross /2,962 net GMXR
e Acres
•
194 gross / 61 net YE06
(2)
•Total Drilled 68 CV Wells
GMXR
100% Area - 100% WI
•
Drill 12 Vertical CV Wells
• 3 Horizontal CV Wells
• 2 Travis Peak Twins
•
9,217 gross /7,990 net GMXR
e Acres
•
185 gross/ 185 net YE06
(2)
•Total Drilled 28 CV Wells
JV 50% Area –
GMXR
50% WI
• •
Drill 13 gross / 6 net
Drill 13 gross / 6 net
Vertical CV Wells
•
9,766 gross / 4,316 net GMXR
e Acres
•
224 gross / 112 net YE06
(2)
• Total Drilled 13 CV Wells
2006 Drilling Plan  & Update
2006 Permitted Wells
GMXR / PVA JV Acreage
GMXR 100% Acreage
2006 GMXR
Wells or PVA/GMXR
Wells
CV Gas Well

Diamond Blue & Other Rigs Status
(1)
Diamond Blue Drilling Co. Wholly owned subsidiary of GMXR.
Rigs
(Operator)
Status
(Area)
Contract Term Depth
Draw Works
Horsepower
DBD #7
(1)
(
GMXR
)
Active
(100%)
GMXR
Own
11,000' 1000 HP
DBD #11
(1)
(
GMXR
)
Active
(100%)
GMXR
Own
14,000' 1000 HP
DBD #9
(1)
(
GMXR
)
1H07
(100%)
GMXR
Own
15,000' 1200 HP
Unit #26 (
GMXR
)
Active
(100%)
1 Well
Unit #309
(
GMXR
& PVA)
Active
(100% / JV50%)
Well by Well
H & P #156
(PVA)
Active
(JV30% / 50%)
2 yr 6/05 - 6/07
H & P Flex #188
(PVA)
Active
(JV30% / 50%)
90 Day Renewable
H & P Flex #229
(PVA)
Active
(JV30% / 50%)
90 Day Renewable
Grey Wolf Flex
(PVA)
4Q06
(JV50%)
3 yr thru 09
H&P Flex
(PVA)
2H07
(JV30% / 50%)
3 yr thru 10

ARKANSAS
LOUISIANA
UNION
CAMP
WOOD
UPSHUR
MARION
CLAIBORNE
WEBSTER
BOSSIER
CADDO
HARRISON
VAN ZANDT
KAUFMAN
SMITH
GREGG
LINCOLN
JACKSON
BIENVILLE
HENDERSON
PANOLA
DESOTO
NAVARRO
WINN
RUSK
SHELBY
ANDERSON
CHEROKEE
NATCHITOCHES
GRANT
SAN AUGUSTINE
SABINE
SABINE
HOUSTON
ANGELINA
RAPIDES
VERNON
LEON

Key CV Resource Plays Go Horizontal
Map by Geomap Company, reprinted with permission
CVS
Glen Rose
Pettit
Travis Peak CV LM Haynesville
13H Nan-Su-Gail South Gas Unit; Devon; CV LM 13,500’ MD
23H King Gail; XTO; Bear Grass Field; CV LM 18,000’ MD
30% of 2,500’ Lat. FP 9,000#, 7.7MMCFPD
11 Haygood Lois; Devon; Carthage; CV Sand TVD 9,262’
– 9,200’;12,000’ MD. 16 MMCFPD, .27 BCF 1
st
month
GMXR Baldwin 5H, Completion 12/7/06
Cadenhead 6H, 8,800’ 11/29/06
Cadenhead 9H, 2,500’ 11/29/06

GMX RESOURCES INC.
GMXR
NASDAQ GM

Capital One

MESOZOIC	LOWER CRETACEOUS		Pettit
			Travis Peak / Hosston
	JURASSIC	UCV	CV Stroud Sands
			BCD / BLime Marker
			Davis Sands / Bodcaw/Vaughn
			1st Davis Marker
			Taylor Sands
		LCV	Bossier Shale
			Haynesville Lm / CV Lime
			Smackover

GMXR GMX RESOURCES INC.

Overton - Oak Hill - Blocker - N. Carthage - Waskom

November 16, 2006

Structural Cross Section

PERFS

ACTIVE

9 OVERTON OAK HILL BLOCKER N. CARTHAGE WASKOM Overton to Waskom Structural Cross Section H H H H H H H Horizontal Well

GMX RESOURCES INC.
GMXR
NASDAQ GM

Capital One

Harrison
N
Panola
S

MESOZOIC	LOWER CRETACEOUS		Pettit
			Travis Peak / Hosston
	JURASSIC	UCV	CV Stroud Sands
			BCD / BLime Marker
			Davis Sands / Bodcaw/Vaughn
			1st Davis Marker
			Taylor Sands
		LCV	Bossier Shale
			Haynesville Lm / CV Lime
			Smackover

GMXR GMX RESOURCES INC.

Carthage to N. Carthage

November 16, 2006

Stratigraphic Cross Section

PERFS

ACTIVE

CARTHAGE N. CARTHAGE
8,000’
12,000’
10,000’
Travis Peak
CV Stroud Sands
BCD
Davis Sands
1st
Davis Marker
Taylor Sands
Bossier Shale
Haynesville
Open Hole Logs
Smackover
H
H
H
H
H
H
Horizontal Well
Carthage to North Carthage Structural Cross Section

GMX RESOURCES INC.
GMXR
NASDAQ GM

Harrison
N
Panola
S

MESOZOIC			Pettit
			Travis Peak / Hosston
	JURASSIC	UCV	CV Stroud Sands
			BCD / BLime Marker
			Davis Sands / Bodcaw/Vaughn
			1st Davis Marker
			Taylor Sands
		LCV	Bossier Shale
			Haynesville Lm / CV Lime
			Smackover

GMX RESOURCES INC.

Carthage to N. Carthage

November 16, 2006

Stratigraphic Cross Section

PERFS

ACTIVE

CARTHAGE N. CARTHAGE
8,000’
12,000’
10,000’
Lower Travis Peak
CV Stroud Sands
BCD
Davis Sands
1st
Davis Marker
Taylor Sands
Bossier Shale
Haynesville
Carthage to North Carthage Stratigraphic Cross Section
Open Hole Logs
Smackover
H
H
H
H
H
H
Horizontal Well
Lower Bossier

GMX RESOURCES INC.
GMXR
NASDAQ GM

Capital One

WILLIAMS A. #7
WILLIAMS A. #6
GULLEY #3
HERRING #2

Repeatable & Reliable Resource Layers
*
Red indicates Gas Shows
S N
18.75 miles
U
C
V
L
C
V
8,000’
11,700’
10,000’
BCD
Davis
Taylor
Upper
Bossier
Middle
Bossier
Lower
Bossier
Haynesville
Smackover
Stroud
Open Hole Logs
34
BCFE
8 BCFE
26.6
BCFE
100
BCFE
Gas-in-Place
Per 640 Acres

6,100
7,000
8,000
9,000
10,000
11,000
Other
Pettit
Travis Peak /
Hosston Sands
Lower TP
Stroud Sands
BCD Sands
Davis Sands
Taylor Sands
Upper Bossier
Middle Bossier
Lower Bossier
Haynesville
Smackover
(1) Company internal estimates of proved & unproved reserves. 40 Acre spacing.
28
41
139
496
210
*
50
959 BCFE
(less 5 BCFE 06 Production)
Conventional
Reservoirs
Tight Gas Sands
Gas Shales
3P Reserves (BCFE) by Layer
(1)
Stick Plot
Mudlog & Open Hole Log
U
C
V
L
C
V
Tight Limes
* 4-8% of Gas in Place
H
H
H
H
H
H
40 Acre Spacing
H
Horizontal Well

GMX RESOURCES INC.

UNDERWOOD #2
PETTIT
TRAVIS_PEAK_AKA_HOSSTON
LOWER_TRAVIS_PEAK
STROUD
BCD_/_B_LIME_MARKER
DAVIS_SANDS_AKA_BODCAW_&_VAUGH
BOSSIER_SHALE
UPPER_BOSSIER
MIDDLE_BOSSIER
LOWER_BOSSIER
HAYNESVILLE_LIME_AKA_CV_LM
SMACKOVER

Pettit Page
Porosity 13 – 16%
Water Saturation –
High 20’s to mid 30’s
6,300’
6,500’
6,700’
6,900’
Upper Travis Peak
Sands aka Hosston
Productive Zones
Pettit Page
Upper Travis Peak
Porosity 11 - 14%
Water Saturation –
35 - 52%

GMX RESOURCES INC.

UNDERWOOD #2
PETTIT
TRAVIS_PEAK_AKA_HOSSTON
LOWER_TRAVIS_PEAK
STROUD
BCD_/_B_LIME_MARKER
DAVIS_SANDS_AKA_BODCAW_&_VAUGH
BOSSIER_SHALE
UPPER_BOSSIER
MIDDLE_BOSSIER
LOWER_BOSSIER
HAYNESVILLE_LIME_AKA_CV_LM
SMACKOVER

15 Middle & Lower Travis Peak Porosity 6 - 8% Water Saturation – 35 - 52% Productive Zones Middle Travis Peak Lower Travis Peak aka Hosston 7,100’ 7,500’ 8,000’

GMX RESOURCES INC.

GMXR

NASDAQ GM

UNDERWOOD #2
PETTIT
TRAVIS_PEAK_AKA_HOSSTON
LOWER_TRAVIS_PEAK
STROUD
DAVIS_SANDS_AKA_BODCAW_&_VAUGH
BOSSIER_SHALE
UPPER_BOSSIER
MIDDLE_BOSSIER
LOWER_BOSSIER
HAYNESVILLE_LIME_AKA_CV_LM
SMACKOVER

Capital One

16 Average Pay 64’ Porosity 9.2% Water Saturation 38% Gas-in-Place 34 BCFE Per sq mile Productive Zones Stroud Sand BCD Sands Base B Lime 8,300’ 8,600’ 9,000’

GMX RESOURCES INC.
GMXR
NASDAQ GM
Capital One

UNDERWOOD #2
PETTIT
TRAVIS_PEAK_AKA_HOSSTON
LOWER_TRAVIS_PEAK
STROUD
BCD_/_B_LIME_MARKER
AKA_BODCAW_&_VAUGH
BOSSIER_SHALE
UPPER_BOSSIER
MIDDLE_BOSSIER
LOWER_BOSSIER
HAYNESVILLE_LIME_AKA_CV_LM
SMACKOVER
9300
9400

17 Productive Zones Davis Sands aka Bodcaw & Vaughn Average Pay 24’ Porosity 9.3% Water Saturation 43% Gas-in-Place 8 BCFE Per sq mile

UNDERWOOD #2
PETTIT
TRAVIS_PEAK_AKA_HOSSTON
LOWER_TRAVIS_PEAK
STROUD
BCD_/_B_LIME_MARKER
DAVIS_SANDS_AKA_BODCAW_&_VAUGH
BOSSIER_SHALE
UPPER_BOSSIER
MIDDLE_BOSSIER
LOWER_BOSSIER
HAYNESVILLE_LIME_AKA_CV_LM
SMACKOVER
9700
9800
9900

18 Average Pay 81’ Porosity 8.6% Water Saturation 45% Gas-in-Place 26.6 BCFE Per sq mile Productive Zones Upper Taylor Sands Lower Taylor Sands

GMX RESOURCES INC.
GMXR
NASDAQ GM

Max
550'
Max
550'
90°
85°
curve
300' Targeted Frac Height

Baldwin 5H
7” Cemented
Casing
Taylor Taylor
Sand Sand
1,695’ Lateral
Map View
239’
350’
1.8MM # 20/40 Sand; 60,000 bbls Frac Fluid
#3 #2 #1 #4 #5 #6
239’ 282’ 282’ 324’
131’
131’
’ 370’
370’
’ 609’
609’
’ 891’
891’
’ 1,173’
1,173’
’ 1,497’
1,497’
’
Swell Packer
6’ Wide
Sliding Sleeve
or
Frac Port
4 ½”
Casing
Open Hole
Completion
6 1/8”
Fracture
Stimulations
550’
Curve
Stage
Reamer
Shoe
TVD 9,950’
TVD 9,900’

GMX RESOURCES INC. GMXR NASDAQ GM
Capital One

97%
94%
92%
89%
86%
83%
81%
78%
75%
72%
70%
67%
64%
61%
59%
56%
53%
50%
48%
45%
42%
39%
37%
34%
31%
28%
26%
23%
20%
17%
14%
12%
9%
6%
3%
1%

20 CV – Taylor Core Permeability 0.001 0.101 0.201 0.301 0.401 0.501 141’ of Whole Core Analysis 71’ Attributed to Volumetric Analysis Perm. MD

GMX RESOURCES INC.
GMXR
NASDAQ GM

Capital One

UNDERWOOD #2
PETTIT
TRAVIS_PEAK_AKA_HOSSTON
LOWER_TRAVIS_PEAK
STROUD
BCD_/_B_LIME_MARKER
DAVIS_SANDS_AKA_BODCAW_&_VAUGH
BOSSIER_SHALE
UPPER_BOSSIER
MIDDLE_BOSSIER
HAYNESVILLE_LIME_AKA_CV_LM
SMACKOVER

21 Average Pay 400’ Porosity 12% Water Saturation <30% Gas-in-Place 100 BCFE Per sq mile Middle Bossier Lower Bossier Productive Zones 10,600’ 10,900’ 11,200’

GMX RESOURCES INC.
GMXR
NASDAQ GM

UNDERWOOD #2
PETTIT
TRAVIS_PEAK_AKA_HOSSTON
LOWER_TRAVIS_PEAK
STROUD
BCD_/_B_LIME_MARKER
DAVIS_SANDS_AKA_BODCAW_&_VAUGH
BOSSIER_SHALE
UPPER_BOSSIER
MIDDLE_BOSSIER
LOWER_BOSSIER
HAYNESVILLE_LIME_AKA_CV_LM
SMACKOVER

22 Average Pay 10’ Porosity 6% Water Saturation 30% Productive Zones Haynesville Lime aka Cotton Valley Lime & Cotton Valley “C” Sand Smackover 11,300’ 11,500’ 11,700’

Gas Farming Stats
(1)
Lower estimated F&D Costs use Company owned rigs LCV & UCV & estimated well EUR, otherwise Company’s actual costs $1.61 – see definition in Glossary of Terms
Horizontal
1 Lateral  UCV
TP UCV UCV-Flex LCV 1,700'
Well Depth 7,000' 10,000' 10,000' 11,800' 11,800'
Spud to TD 9 Days 14 Days 9 Days 18 Days 40 Days
Spud to Spud 15 Days 25 Days 15 Days 30 Days 50 Days
Spud to Sales 30 Days 30 Days 18 Days 60 Days 60 Days
Completed Well Cost $.9 mm $1.6-$2 mm $1.9 mm $2.2 mm $5 mm
EUR BCFE
(1)
0.9 1.16 1.16 1.64 4 - 6
Fracture Stimulation Stim Perf 1-2 Stages 2 Stages 3 Stages 4-6 Stages
All in F& D Costs
(1)
$1.00 $1.38-$1.72 $1.64 $1.34 $.83-$1.25
Stage Types
Economic Life 45 years
Basis Differential
MMBTU 1.098
6,000-11,000 bw lite gel; 250,000 - 450,000 # tempered 40/70 & 20/40 sand @ 55-70 bpm / or Acid Fracs 5,000 b in Shales
Vertical Well
Avg. 1yr. 10.7% 1st of month Index; 12.3% daily (11/28/06 20%)

GMX RESOURCES INC.
GMXR
NASDAQ GM

Capital One

BETHANY
PANOLA

Recent Developments and Plans
15 mmcfepd Net Production weekly average 10/22-28/06
Devon Energy Carthage Field Horizontal Cotton Valley Sand Well
IP 16 mmcfgpd; 1
st
month .27 BCFE
Open Hole Completion; 5 Stages Fracture Treatment (300’ – 500’)
Reserves could be 1 Stage = 1 Vertical Well for Each Stage
20 Acre Well Placement; Virgin Pressures
1
st
Horizontal Well Drilled in Taylor Sand @ 11,800 Feet
Production Casing Set
Fracs Scheduled Dec. 7, 2006
Cadenhead 6H & 9H Drilling
One More Planned
1st Horizontal Lateral Lower Bossier Clearing Up
2 More Planned
Gas Shale Consortium Corelab 1
st
Meeting 11/30/06
$8 Hedge 100,000 MMBTU per Month, Houston Ship Channel Aug. 2006 (12 month)
Glen Rose
Pettit
CVS
Travis Peak
GMXR
Map by Geomap Company, reprinted with permission
18 miles N-S x 8 miles wide
Lois Haygood #11

Resource Play Activity
20 acre density, 600’ separations, 467’ from lease line ‘Beginning’
40 acre density, 1,200’ separation, 467’ from lease line ‘Common’ Field Rules
Land Office Marshall, TX; Field Office 12,000 sq. ft. & 40 Acres Yard
16 New CV Gas Units Formed in 2006
(1)
92 Miles of Right of Way Pipelines in 100% Area; High & Low Pressure, Gas Lift Gas & Disposal Lines
(1) Endeavor Pipeline wholly owned subsidiary of GMXR
(2) From well head to delivery points within all 3 AMIs
Take Away Capacity
(2)
: GMXR
26 mmcf/d 12/1/06; 41 mmcf/d 1Q07; 52 mmcf/d YE07
PVOG 50 mmcf/d 12/1/06; 80 mmcf/d 9/07
75% - 83.3% NRI (most NRI >= 80%) Net Revenue
$500 - $700 per acre Bonus & Brokerage
20 Acre Development in Area Continuing
HAWK/KCS, Devon & XTO
Current JV & 100% Area Production 37 mmcfe/d

Continue Growing Proved Reserves
YE05                  162 BCFE (2) 153% Increase
YE06          247-320 BCFE (3)
50% – 100% Increase
Building Shareholder Value
(1)
4Q06 are Company estimates
(2)
Sproule Associates, Inc. 12/31/04 & 12/31/05
78% Increase
1.50 BCFE    vs. 4Q05  .84 BCFE 4Q06
140% Increase
1.15 BCFE    vs. 3Q05  .48 BCFE 3Q06
89% Increase
.92 BCFE    vs. 2Q05 .49 BCFE 2Q06
Accelerate
Accelerate
Increase
Increase
in
in
Natural
Natural
Gas
Gas
Production
Production
(1) Organic Growth:
Production Growth+Reserve
Growth=Shareholder Value Growth
YE 06 YE 07
Ferris, Baker Watts, Inc. 4/7/2006 320 BCFE
First Albany Capital 8/25/2006 286 BCFE 422 BCFE
Capital One Southcoast, Inc. 4/7/2006 270 BCFE
A.G. Edwards & Sons, Inc. 4/17/2006 256 BCFE
Pickering Energy Partners, Inc. 8/22/2006 252 BCFE
Sidoti & Company, LLC 6/25/2006 247 BCFE
Analyst's Proved Reserves Forecast

(1)
Sproule Associates, Inc.
(2)
07/10/06 Company internal projections. EUR for 80s & 40s are the same, Company expects 80s to increase & 40s to be less than 80s.
(3)
Less 5 BCFE 06 Production
‘GMXR’ NAV STRATEGY
Drill Undeveloped Reserves/Convert Probables to Proved
- More Growth
(3)
959 BCFE
- Grow Inventory
Possible
(2)
198 BCFE
- Convert to Proved
Probable
(2)
604 BCFE
- Accelerate Drilling
Proved 2005
(1)
162 BCFE
Net
1P
3P
YE 06 YE 07
Ferris, Baker Watts, Inc. 4/7/2006 320 BCFE
First Albany Capital 8/25/2006 286 BCFE 422 BCFE
Capital One Southcoast, Inc. 4/7/2006 270 BCFE
A.G. Edwards & Sons, Inc. 4/17/2006 256 BCFE
Pickering Energy Partners, Inc. 8/22/2006 252 BCFE
Sidoti & Company, LLC 6/25/2006 247 BCFE
Analyst's Proved Reserves Forecast

(1)
2006 and 2007 are Company estimates based on past rig performance, estimated prices and existing contracts.
(2)
CAPEX includes pipelines, compressors, rigs, acreage & completed well costs.
H = Horizontal
Production Growth
(1)
GMXR Potential Net
CAPEX
(2)
UCV Fracs
2005 1-4 Rigs
28
gross / 13.3 Net $40 mm 13 Net Fracs
2006 4-8 Rigs
(1)
64
gross / 33.0 Net Vertical $105 mm 40 Net Fracs
2
gross / 2.0 Net UCV H
1
gross / .3 Net Bossier H
2
gross / 2.0 Net TP
2007 8-9 Rigs
(1)
All Vertical 122
gross / 75 Net V UCV $145 mm 73 Net UCV Fracs
4
gross / 1.6 Net H UCV & LCV
4
gross / 4 Net TP
-or- 28
gross / 17 Net V UCV $200 mm 255 Net Fracs
56
gross / 34 Net H UCV & LCV
4
gross / 4 Net TP
60%
5 Horizontal & 3 Vertical
Rigs Active
GMXR Operated
Drilling Histories, Plans & Potential
Bought
3 Rigs

(1)
The Company plans to secure additional debt, issue Preferred stock or other equity if going horizontal in 2007.
Balance Sheet Summary
Low Leverage
9% 3% LTD to Equity
$130,016 $61,225 Shareholders Equity
$11,866 $1,756 Long-Term Debt
(2)
$158,780 $81,103 Total Assets
$118,681 $58,927 Oil & Natural Gas Properties
$2,344 $2,392 Cash and Cash Equivalents
Sep. 30, 06 Dec. 31, 05 ($ in thousands)
Credit Line Utilization e $25 mm
Feb. 2006 Warrants Exercised $14 mm
Non-convertible Preferred Stock $47 mm
Funding Total from Above $86 mm
+2006 Cash Flow
est. CAPEX $105 mm
CAPEX Funding 2006
Credit Line e $50 mm
Add'l Debt
(1)
e $50 mm
Funding Total from Above e $100 mm
+2007 Cash Flow
est. CAPEX
$145-200 mm
All 8 Vertical
vs. 5 Horizontal
CAPEX Funding 2007

GMX RESOURCES INC.
GMXR
NASDAQ GM
Capital One

Bcfe

Mcfe/d

MMcfe

Millions

Drilling Success Rate of 100%
(2004 – 3Q 2006)
$97.5 million CAPEX
(2004 – 1H 2006)
$105 million CAPEX 2006
$145-200 million Preliminary CAPEX 2007
Overview of GMX RESOURCES INC.
Proved Reserves Proved Reserves
53.0
64.3
162.0
280.0
0.0
50.0
100.0
150.0
200.0
250.0
300.0
2003 2004 2005 2006 (1)
PV-10%
$71.2
$83.2
$409.6
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
2003 2004 2005
(1)
Analyst Midpoint Estimates. Analyst range 240 – 320 BCFE YE06
(2)
Company Guidance
0
2
4
6
8
10
Wells Drilled
Net WI
Wells Drilled / Net WI Wells Drilled / Net WI
1,124
1,231
2,220
8,800
4,400
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
2003 2004 2005 2006 (2) 2007 e
0
500
1000
1500
2000
2500
3000
3500
4000
4500
5000
Production Production
0 Rigs
0 -2 Rigs
1 -4 Rigs
4 -8 Rigs
8 -9 Rigs
Daily Avg. / Qtr. Daily Avg. / Qtr.
0
2
4
6
8
10
12
14
16
18
Mar-
04
Jun-
04
Sep-
04
Dec-
04
Mar-
05
Jun-
05
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06

High Quality Resource Plays Valuation Metrics
(1)
Proved Reserve Metrics
6/5/2006 CHK buys Four Sevens 160 BCFE $845 mm
$4.90 / mcfe
5/2/2006 DVN buys Chief 617 BCFE $2,200 mm
$3.57 / mcfe
4/21/2006 HAWK buys KCS 463 BCFE $1,900 mm
$4.10 / mcfe
Key Recent Transactions
(1)
Company press releases & company conference calls; analyst’s reports
5/2/2006 DVN buys Chief
3P Reserves:
Proved $1.62 / mcfe
Prob & Poss $0.86 / mcfe
7/25/2006 EXCO buys Winchester from Progress
3P Reserves:
Proved $1.95 / mcfe
Prob & Poss $1.44 / mcfe
10/31/2006 CHK buys Several Assets
3P Reserves:
Proved $2.10 / mcfe
Prob & Poss $0.98 / mcfe
3P Metrics

GMXR’s Neighbors
BP
Comstock
NEG
Samson
Samson Samson
Progress /
EXCO
Comstock
Peoples/
EnCana
Hunt
Chevron
Anadarko
Anadarko Anadarko
Devon
Devon Devon
XTO
Goodrich
EXCO
BP
Anadarko
Texas Counties: Harrison, Panola, Gregg & Rusk and Caddo
Parish, LA:   57,973 Wells
Prod Cum 34,183 BCFE as of  June 2006
TXOK
XTO
Samson
Devon
Chevron Chevron
CHK
Permitted Wells or
2006 Wells
Map depicts all wells, all depths.  Production data from IHS Dwights.
Chevron
Forest Oil
Gas
Well
Oil
Well
Forest Oil
Comstock
Goodrich
H
A
W
K
S
W
N
PVA/GMXR
GMXR
PVA/GMXR

GMX RESOURCES INC.
GMXR
NASDAQ GM
Capital One

Enterprise Value / 2005 Proved Reserves Mcfe

$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
SWN GDP DPTR CRZO PLLL UPL HAWK CRK GMXR FST
Note:  Growth E&P companies with similar  resource assets. Data source: CapitalIQ, reserves from company press releases.  As of November 29, 2006.
TEV = current market cap + (preferred stock + debt - cash & st investments) reported as of 9/30/06.
Average = $5.24
$3.41
High Growth Peer Group
GMXR Catalysts:
Production Growth
NAV Growth YE06-08 Proved
Horizontal Development
Exit Strategy
YE05
162 BCFE

Consulting Petroleum Engineer. 28 years 50
Wayne Smith,
P.E.
GMX Mar. 2003, 27 yrs drilling, completion & production
options 50 Richard Hart, Jr.
Operations Mgr. P.E
Reservoir Engineer.   31 years options 50 Timothy Benton
Reservoir P.E.
32 years Gas Marketing
options 57 Keith Leffel
VP Endeavor Pipeline
options
7.8%
8.8%
‘GMXR’
Land Management.  E & P 26 years
55 Gary Jackson
VP Land
Co-Founder, NYSE.
25 years E & P 71 Ken Kenworthy, Sr.
CFO, EVP, Dir.
Co-Founder, Geoscientist.
31 years E & P 50 Ken Kenworthy, Jr.
Pres., CEO, Chair
Background Age Name / Position
(1)
Nasdaq as of November 29, 2006. Average Daily Volume is Last 90 Trading Days.
(2)
Proved Reserves Sproule & Assoc.
(3)
9 months 06.
(4)
Ken Kenworthy, Jr. and
wife own 13.9% of common stock when combined.
(5)
Pro-forma with Preferred Stock Proceeds received in Sep. 06
GMX RESOURCES INC.  ‘GMXR’
Recent Price: $43.95
Proved Reserves 12/31/05
(2)
162 BCFE
YTD Price Range: 25.17 - $50.50 Proved Developed: 46.1 BCFE
Enterprise Value: $532,000,000 Proved Undeveloped: 115.9 BCFE
Shares Outstanding: 11,241,467
Natural Gas Reserves: 93%
90 Day Average Daily Volume
(1)
199,968
2005 CAPEX: $40 Million
Management Ownership:
(4)
21% e 2006 CAPEX: $105 Million
Institutional Ownership:
(1)
73% e 2007 CAPEX: $145-$200 Million
L-T Debt / Total Capitalization:
(5)
8.2% $1.21 LOE & Tax / mcfe
(3)
($0.99 LOE + $0.22 Taxes)

IRR
%
65.00
55.00
45.00
35.00
25.00
15.00
5.00
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Un-Discounted Payout
Yrs
3.50
3.00
2.50
2.00
1.50
1.00
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

F & D Costs
$/MCFE
1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
6.000
4.000
3.000
Nymex, $/MMBTU

Profitability Index
Net/Inv
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Effective Date 1/1/2006
Nymex F&D PV10/ Profitability
Gross Gas Gross Oil Net Gas Net Oil Gas Dif Oil Dif Oil Price Gas Price Project Payout Net NPV, MM$ Cost Cost MCFE Index
MMCF MBO MMCF MBO $/MCF $/BO $/BO $/MMBTU Life,yrs yrs /Inv IRR/% 10% M$ Cost/MMCFE $/MCFE PV10/INV
1368 13.68 1074.0 10.74 -0.73 -2.600 50.00 8.000 45.0 1.68 3.85 43.78 1.670 1600 1.38 $             2.87              2.08
1368 13.68 1074.0 10.74 -0.55 -2.040 38.00 6.000 45.0 1.89 3.35 37.78 1.097 1280 1.10 $             2.09              1.89
1292 12.92 1014.6 10.15 -0.36 -1.480 26.00 4.000 36.8 2.46 2.56 28.43 0.532 960 0.89 $             1.39              1.55
1204 12.00 945.3 9.45 -0.27 -1.200 20.00 3.000 29.8 3.17 2.00 20.76 0.249 800 0.80 $             1.05              1.31
Sensitivity Cases, UCV Well  Gross Reserves Estimated @ 1.45 BCFE Gross; Net 1.16 BCFE
*
These tables are designed to demonstrate hypothetical results based on the assumptions listed. There is no assurance that actual results will occur as shown.

Gross Gas						Oil Price											

IRR
65.00
55.00
45.00
35.00
25.00
15.00
5.00
%
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Un-Discounted Payout
4.00
3.50
3.00
2.50
2.00
1.50
1.00
Yrs
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

F & D Costs
1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
$/MCFE
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Profitability Index
2.70
2.20
1.70
1.20
0.70
0.20
Net/Inv
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Effective Date 1/1/2006
Project Start Date 1/1/2006 Cotton Valley Well Weighting 1.000
Nymex Disc F&D PV10/ Profitability
Gross Oil Net Gas Net Oil Gas Dif Oil Dif Gas Price Project Payout Payout Net NPV, MM$ Cost Cost MCFE Index
MMCF MBO MMCF MBO $/MCF $/BO $/BO $/MMBTU Life,yrs yrs yrs /Inv IRR/% 10% M$ Cost/MMCFE $/MCFE PV10/INV
1934.4 19.34 1518.5 15.18 -0.73 -2.600 50.00 8.000 45.0 1.66 1.39 4.22 45.29 2.500 2200 1.37 $           2.92          2.14
1934.4 19.34 1518.5 15.18 -0.55 -2.040 38.00 6.000 45.0 1.91 1.46 3.68 38.03 1.652 1800 1.12 $           2.14          1.92
1934.4 19.34 1518.5 15.2 -0.36 -1.480 26.00 4.000 45.0 2.60 1.92 2.84 27.55 0.810 1400 0.87 $           1.37          1.58
1851.6 18.50 1453.5 14.50 -0.27 -1.200 20.00 3.000 38.5 3.48 2.35 2.23 19.73 0.387 1200 0.78 $           1.03          1.32
Sensitivity Cases, UCV & LCV Valley Well   Gross Reserve Estimated @ 2.05 BCFE Gross; Net 1.64 BCFE
*
These tables are designed to demonstrate hypothetical results based on the assumptions listed. There is no assurance that actual results will occur as shown.

Glossary of Terms
Lower Cotton Valley LCV
Joint Venture JV
Finding and Development Costs.  Total acreage and
completed well costs are divided by estimated EUR per
well. Our measure of F & D costs may not be
comparable to other companies.  At this time, internal
estimates were also used for rate using Company owned
rig.
F & D
Estimated Ultimate Recovery.  EUR
Estimated future gross revenue to be generated from the
production of proved reserves, net of estimated production,
future development costs, and future abandonment costs,
using prices and costs in effect as of the date of the report or estimate, without giving effect to non-property related
expenses such as general and administrative expenses, debt
service and future income tax expense or to deprecation,
depletion and amortization.
Estimated
Future Net
Revenues
Exploration and Production E & P
Completed Well Cost CWC
Cotton Valley Sand Well CVS
Completed Cotton Valley CCV
Capital Expenditures CAPEX
Billion Cubic Feet Gas Equivalent  (oil & gas combined
6:1 basis to gas equivalent)
BCFE
barrel of oil bbl or bo
Possible Reserves 3P
Probable Reserves 2P
Proved Reserves 1P
Upper Cotton Valley UCV
Trillion cubic Feet Gas Equivalent (oil & gas combined 6:1
basis to gas equivalent) TCFE
Travis Peak/Pettit
TP/P
The ability to move gas to a market for sale Takeaway Capacity
To begin drilling operations on a well.
Spud
Penn Virginia Oil and Gas PVOG
Penn Virginia Corporation PVA
Proved Undeveloped Wells PUD
Probable Undeveloped Wells Prob
When used with respect to oil and gas reserves, present value means the Estimated Future Net Revenues discounted using
an annual discount rate of 10%.
Present Value or PV
Possible Undeveloped Wells Poss
Petroleum Engineer PE
Million cubic feet gas per day mmcfgpd
Million cubic feet gas mmcfg
One million cubic feet of gas equivalent MMCFe
One million cubic feet of gas MMCF
One thousand cubic feet of gas equivalent per day mcfepd
One thousand cubic feet of gas equivalent MCFe
One thousand cubic feet of gas MCF
One thousand barrels of oil MBbls